SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 4, 2003


                               C&D PRODUCTION INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


     Nevada                    000-31039                      88-0438869
________________________________________________________________________________
(State or other              (Commission                     (IRS Employer
 jurisdiction of              File Number)                   Identification
 incorporation)                                                   No.)


                          6767 Tropicana Ave. Suite 207
                             Las Vegas, Nevada 89103
                    ________________________________________
                    (Address of principal executive offices)


                                 (702) 248-1047
              ____________________________________________________
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

                  On September 4, 2003, Registrant entered into a Plan and Agreement of Reorganization with C&D PRODUCTION GROUP INC. (formerly known as North Drive Holdings Ltd.) and Chou, Keng-Lien and Chou, Chin-Ping, duly authorized to act for the shareholders of C&D PRODUCTION GROUP INC. Pursuant to the agreement, Registrant is to exchange 13,828,500 shares of common stock for all of the issued and outstanding shares in C&D PRODUCTION GROUP INC.

                  Terms, conditions and covenants of the Plan and Agreement of Reorganization by and between Registrant, C&D PRODUCTION GROUP INC. (formerly known as North Drive Holdings Ltd.) and Chou, Keng-Lien and Chou, Chin-Ping, duly authorized to act for the shareholders of C&D PRODUCTION GROUP INC., are limited in its entirety by reference to said agreement, which is an exhibit to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  The following exhibit is filed with this report:


Exhibit #         Name

     2            (a) Plan and Agreement of Reorganization dated August __,2003, and entered into on September 4, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            C&D PRODUCTION INC.
                                            (Registrant)



DATED: September 4, 2003                    /s/ RICHARD O. HASSAN, JR.
                                            ____________________________________
                                                Richard O. Hassan, Jr.
                                                President